<mimedata>

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

     THIS  REGISTRATION  RIGHTS  AGREEMENT (the "AGREEMENT") is made and entered
                                                 ---------
into as of 30th day of September, 2004 by and among ENTECH ENVIRONMENTAL TECHNOLOGIES, INC., a corporation organized and existing under the laws of the State of Florida ("ENTECH" or the "COMPANY"), and certain investors,
                      ------             -------
(hereinafter referred to collectively as "INVESTOR" OR "INVESTORS") as listed on
                                          --------      ---------
Attachment A herein (each agreement with an Investor being deemed a separate and
------------
independent agreement between the Company and such Investor). Unless defined otherwise, capitalized terms herein shall have the identical meaning as in the Note Purchase Agreement.


                              PRELIMINARY STATEMENT

     WHEREAS, pursuant to the Note Purchase Agreement, of even date herewith, by and among ENTECH and the Investors, as part of the consideration, Investors shall receive Shares of ENTECH upon conversion of the Note; and

     WHEREAS, the ability of the Investors to sell their shares of Common Stock is subject to certain restrictions under the 1933 Act; and

     WHEREAS, as a condition to the Note Purchase Agreement, ENTECH has agreed to provide the Investors with a mechanism that will permit such Investors, subject to a market stand-off agreement, to sell their Shares of Common Stock in the future.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements, and subject to the terms and conditions herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE I

                     INCORPORATION BY REFERENCE, SUPERSEDER
                     --------------------------------------

1.1     Incorporation by Reference.   The foregoing recitals, Schedule A and the
        ---------------------------                           ----------
Exhibits attached hereto and referred to herein, are hereby acknowledged to be true and accurate, and are incorporated herein by this reference.

1.2     Superseder.   This Agreement, to the extent that it is inconsistent with
        -----------
any other instrument or understanding among the parties governing the affairs of the Company, shall supersede such instrument or understanding to the fullest extent permitted by law. A copy of this Agreement shall be filed at the Company's principal office.


                      REGISTRATION RIGHTS AGREEMENT BETWEEN
          ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. AND CERTAIN INVESTORS

                                   ARTICLE II

                           DEMAND REGISTRATION RIGHTS
                           --------------------------

2.1     "REGISTRABLE  SHARES" OR "REGISTRABLE SECURITIES" means and includes the
         -------------------      ----------------------
Shares of ENTECH issued to the Investors pursuant to the Note Purchase Agreement upon conversion of the Note and exercise of the Warrants, As to any particular Registrable Shares, such securities will cease to be Registrable Shares when (a) they have been effectively registered under the 1933 Act and disposed of in accordance with the registration statement covering them, (b) they are or may be freely traded without registration pursuant to Rule 144 under the 1933 Act (or any similar provisions that are then in effect), or (c) they have been otherwise transferred and new certificates for them not bearing a restrictive legend have been issued by ENTECH and ENTECH shall not have "stop transfer" instructions against them. "SHARES" shall mean, collectively, the shares of Common Stock of
                 ------
the Company being issued pursuant to the Note Purchase Agreement upon conversion of the Note and those shares of Common Stock issuable to the Investor upon exercise of the Warrants being issued pursuant to the Note Purchase Agreement upon conversion of the Note.

2.2     REGISTRATION  OF  REGISTRABLE  SECURITIES. The Company shall prepare and
        -----------------------------------------
file  within one hundred fifty (150) days following the date hereof (the "FILING
                                                                          ------
DATE") a registration  statement (the  "REGISTRATION  STATEMENT")  covering  the
----                                    -----------------------
resale of the Registrable Securities. The Company shall use its best efforts to cause the Registration Statement to be declared effective by the SEC on the earlier of (i) 210 days following the Closing Date with respect to the Registration Statement, (ii) ten (10) days following the receipt of a "No Review" or similar letter from the SEC or (iii) the first day following the day the SEC determines the Registration Statement eligible to be declared effective (the "REQUIRED EFFECTIVENESS DATE"). Nothing contained herein shall be deemed to
     ----------------------------
limit the number of Registrable Securities to be registered by the Company hereunder. As a result, should the Registration Statement not relate to the maximum number of Registrable Securities acquired by (or potentially acquirable by) the holders of the Shares of ENTECH issued to the Investors pursuant to the Note Purchase Agreement upon conversion of the Note, the Company shall be required to promptly file a separate registration statement (utilizing Rule 462 promulgated under the Exchange Act, where applicable) relating to such Registrable Securities which then remain unregistered. The provisions of this Agreement shall relate to any such separate registration statement as if it were an amendment to the Registration Statement.

2.3     DEMAND  REGISTRATION.  Subject to the limitations of Section 2.2, at any
        ---------------------
time, holders of the majority of the Shares as of the date of the Note Purchase Agreement may request the registration, once and only once, under the 1933 Act of all or part of the Registrable Shares then outstanding (a "DEMAND
                                                                         ------
REGISTRATION").   Subject  to  the  conditions  of  Section 3, the Company shall
------------
use its best efforts to file such registration statement under the 1933 Act as promptly as practicable after the date any such request is


                      REGISTRATION RIGHTS AGREEMENT BETWEEN
          ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. AND CERTAIN INVESTORS received by the Company and to cause such registration statement to be declared effective. The Company shall notify the Investors promptly when any such registration statement has been declared effective. If more than 80 percent of the Shares as of the date of the Note Purchase Agreement issued upon conversion of the Note have been registered or sold, this provision shall expire.

2.4     REGISTRATION STATEMENT FORM. Registrations under Section 2.2 and Section
        ----------------------------
2.3 shall be on Form SB-2 or such other appropriate registration form of the SEC as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the Registration Statement; provided, however, such intended method of disposition shall not include an underwritten offering of the Registrable Securities.

2.5     EXPENSES.  The  Company will pay all Registration expenses in connection
        ---------
with  any  registration  required  by under Sections 2.2 and Section 2.3 herein.

2.6     EFFECTIVE  REGISTRATION  STATEMENT.   A  registration  requested
        -----------------------------------
pursuant to Sections 2.2 and Section 2.3 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective within the time period specified herein, provided that a registration which does not become effective after the Company filed a registration statement with respect thereto solely by reason of the refusal to proceed of any holder of Registrable Securities (other than a refusal to proceed based upon the advice of counsel in the form of a letter signed by such counsel and provided to the Company relating to a disclosure matter unrelated to such holder) shall be deemed to have been effected by the Company unless the holders of the Registrable Securities shall have elected to pay all Registration Expenses in connection with such registration, (ii) if, after it has become effective, such registration becomes subject to any stop order, injunction or other order or extraordinary requirement of the SEC or other governmental agency or court for any reason or (iii) if, after it has become effective, such registration ceases to be effective for more than the allowable Black-Out Periods (as defined herein).

2.7     PLAN  OF  DISTRIBUTION.  The Company hereby agrees that the Registration
        ----------------------
Statement shall include a plan of distribution section reasonably acceptable to the Holder; provided, however, such plan of distribution section shall be modified by the Company so as to not provide for the disposition of the Registrable Securities on the basis of an underwritten offering.

2.8     LIQUIDATED  DAMAGES.   If,  after seven (7) months from the date hereof,
        -------------------
in the event the Company does not register the Registrable Securities pursuant to the requirements of Section 2.2 herein, or if the Registration Statement filed pursuant to Section 2.2 herein is not declared effective, or if the Registrable Securities are registered pursuant to an effective Registration Statement and such Registration Statement or other Registration Statement including the Registrable Securities is not effective in the period from seven
(7) months from the date hereof through two years following the date hereof, the Company shall, for each such day, pay the Purchaser, as liquidated damages and not


                      REGISTRATION RIGHTS AGREEMENT BETWEEN
          ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. AND CERTAIN INVESTORS as a penalty, an amount equal to thirty six (36%) of the Purchase Price per annum; and for any such day, such payment shall be made no later than the first business day of the calendar month next succeeding the month in which such day occurs. In addition, if the Company has not filed a registration statement within the thirty day period after closing as specified in 2.2, the Company shall, for each such day after thirty days from closing and until the filing of a registration statement, pay the Purchaser, as liquidated damages and not as a penalty, an amount equal to thirty six (36%) of the Purchase Price per annum; and for any such day, such payment shall be made no later than the first business day of the calendar month next succeeding the month in which such day occurs.

The parties agree that the only damages payable for a violation of the terms of this Agreement with respect to which liquidated damages are expressly provided shall be such liquidated damages. Nothing shall preclude the Purchaser from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement.

The  parties  hereto  agree  that  the  liquidated  damages provided for in this
Section 2.8 constitute a reasonable estimate of the damages that may be incurred by the Purchaser by reason of the failure of the Registration Statement to be filed or declared effective in accordance with the provisions hereof.

The obligation of the Company terminates when the holder of shares of Registrable Securities no longer holds more than twenty percent (20%) of their shares of Registrable Securities.

                                   ARTICLE III

                         INCIDENTAL REGISTRATION RIGHTS
                         ------------------------------

3.1     RIGHT  TO  INCLUDE  ("PIGGY-BACK")  REGISTRABLE SECURITIES.     Provided
        -----------------------------------------------------------
that the Registrable Securities have not been registered, if at any time after the date hereof but before the second anniversary of the date hereof, the Company proposes to register any of its securities under the 1933 Act (other than by a registration in connection with an acquisition in a manner which would not permit registration of Registrable Securities for sale to the public, on Form S-8, or any successor form thereto, on Form S-4, or any successor form thereto and other than pursuant to Section 2), on an underwritten basis (either best-efforts or firm-commitment), then, the Company will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders of Registrable Securities' rights under this
Section 3.1. Upon the written request of any such holders of Registrable Securities made within ten (10) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holders of Registrable Securities and the intended method of disposition thereof), the Company will, subject to the terms of this Agreement, use its commercially reasonable best efforts to effect the registration under the 1933 Act of the Registrable Securities, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of such Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which


                      REGISTRATION RIGHTS AGREEMENT BETWEEN
          ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. AND CERTAIN INVESTORS covers the securities which the Company proposes to register, provided that if, at any time after written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holders of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of this obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under Section 2, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 3.1 shall relieve the Company of its obligation to effect any registration upon request under Section 2. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3.1. The right provided the Holders of the Registrable Securities pursuant to this Section shall be exercisable at their sole discretion and will in no way limit any of the Company's obligations to pay the Securities according to their terms.

3.2     PRIORITY IN INCIDENTAL REGISTRATIONS. If the managing underwriter of the
        -------------------------------------
underwritten offering contemplated by this Section 3 shall inform the Company and holders of the Registrable Securities requesting such registration by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, (i) first securities proposed by the Company to be sold for its own account, and (ii) second Registrable Securities and (iii) securities of other selling security holders requested to be included in such registration.

                                   ARTICLE IV

                             REGISTRATION PROCEDURES
                             -----------------------

4.1 REGISTRATION PROCEDURES. If and whenever the Company is required to effect the registration of any Registrable Securities under the 1933 Act as provided in Section 2.2 and, as applicable, 2.3, the Company shall, as expeditiously as possible:

     (i) prepare and file with the SEC the Registration Statement, or amendments thereto, to effect such registration (including such audited financial


                      REGISTRATION RIGHTS AGREEMENT BETWEEN
          ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. AND CERTAIN INVESTORS statements as may be required by the 1933 Act or the rules and regulations promulgated thereunder) and thereafter use its commercially reasonable best efforts to cause such registration statement to be declared effective by the SEC, as soon as practicable, but in any event no later than the Required Effectiveness Date (with respect to a registration pursuant to Section 2.2); provided, however, that before filing such registration statement or any amendments thereto, the Company will furnish to the counsel selected by the holders of Registrable Securities which are to be included in such registration, copies of all such documents proposed to be filed;

     (ii) with respect to any registration statement pursuant to Section 2.2 or Section 2.3, prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities covered by such registration statement until the earlier to occur of thirty six (36) months after the date of this Agreement (subject to the right of the Company to suspend the effectiveness thereof for not more than 10 consecutive Trading Days or an aggregate of 20 Trading Days during each year (each a "BLACK-OUT PERIOD")) or such time as all of the securities which are the
         ----------------
subject of such registration statement cease to be Registrable Securities (such period, in each case, the "REGISTRATION MAINTENANCE PERIOD");
                                ---------------------------------

     (iii) furnish to each holder of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the 1933 Act, in conformity with the requirements of the 1933 Act, and such other documents, as such holder of Registrable Securities and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such holder of Registrable Securities;

     (iv) use its commercially reasonable best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities laws or blue sky laws as any holder of Registrable Securities thereof shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary to enable such holder of Registrable Securities to consummate the disposition in such jurisdictions of the securities owned by such holder of Registrable Securities, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision
(iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

     (v) use its commercially reasonable best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by


                      REGISTRATION RIGHTS AGREEMENT BETWEEN
          ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. AND CERTAIN INVESTORS such other governmental agencies or authorities as may be necessary to enable the holder of Registrable Securities thereof to consummate the disposition of such Registrable Securities;

     (vi) furnish to each holder of Registrable Securities a signed counterpart, addressed to such holder of Registrable Securities, and the underwriters, if any, of an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such holder of Registrable Securities) including that the prospectus and any prospectus supplement forming a part of the Registration Statement does not contain an untrue statement of a material fact or omits a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and

     (vii) notify the Investor and its counsel promptly and confirm such advice in writing promptly after the Company has knowledge thereof:

          (A) when the Registration Statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post- effective amendment thereto, when the same has become effective;

          (B) of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus or for additional information;

          (C) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings by any Person for that purpose; and

          (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

     (viii) notify each holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material facts required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such holder of Registrable Securities promptly prepare and furnish to such holder of Registrable Securities a reasonable number of copies of a supplement to or an amendment of such


                      REGISTRATION RIGHTS AGREEMENT BETWEEN
          ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. AND CERTAIN INVESTORS prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

     (ix) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

     (x) otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 1 l(a) of the 1933 Act and Rule 158 thereunder;

     (xi) enter into such agreements and take such other actions as the Investors shall reasonably request in writing (at the expense of the requesting or benefiting Investors) in order to expedite or facilitate the disposition of such Registrable Securities; and

     (xii) use its commercially reasonable best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities are then listed.

     The Company may require each holder of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such holder of Registrable Securities and the distribution of such securities as the Company may from time to time reasonably request in writing.

4.2     The Company will not file any registration statement pursuant to Section
2.2 or Section 2.3, or amendment thereto or any prospectus or any supplement thereto to which the Investors shall reasonably object, provided that the Company may file such documents in a form required by law or upon the advice of its counsel.

4.3     The  Company  represents  and  warrants  to  each  holder of Registrable
Securities that it has obtained all necessary waivers, consents and authorizations necessary to execute this Agreement and consummate the transactions contemplated hereby other than such waivers, consents and/or authorizations specifically contemplated by the Note Purchase Agreement.

4.4 Each holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subdivision (viii) of Section 4.1, such Holder will forthwith discontinue such holder of Registrable Securities' disposition of Registrable Securities pursuant to the Registration Statement relating to such Registrable Securities until such holder of Registrable Securities' receipt of the


                      REGISTRATION RIGHTS AGREEMENT BETWEEN
          ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. AND CERTAIN INVESTORS copies of the supplemented or amended prospectus contemplated by subdivision
(viii) of Section 4.1 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

4.5     Delivery  of  Unlegended  Shares.
        ---------------------------------

               (a) Within three (3) business days (such third (3rd) business day being the "UNLEGENDED SHARES DELIVERY DATE") after the business day on which the Company has received (i) a notice that Registrable Securities have been sold either pursuant to the Registration Statement or Rule 144 under the 1933 Act,
(ii) a representation that the prospectus delivery requirements, or the requirements of Rule 144, as applicable, have been satisfied, and (iii) the original share certificates representing the shares of Common Stock that have been sold, and (iv) in the case of sales under Rule 144, customary representation letters of the Subscriber and/or Subscriber's broker regarding compliance with the requirements of Rule 144, the Company at its expense, (y) shall deliver, and shall cause legal counsel selected by the Company to deliver, to its transfer agent (with copies to Subscriber) an appropriate instruction and opinion of such counsel, directing the delivery of shares of Common Stock without any legends, issuable pursuant to any effective and current Registration Statement described in Section 4 of this Agreement or pursuant to Rule 144 under the 1933 Act (the "UNLEGENDED SHARES"); and (z) cause the transmission of the certificates representing the Unlegended Shares together with a legended certificate representing the balance of the unsold shares of Common Stock, if any, to the Subscriber at the address specified in the notice of sale, via express courier, by electronic transfer or otherwise on or before the Unlegended Shares Delivery Date. Transfer fees shall be the responsibility of the Seller.

               (b) In lieu of delivering physical certificates representing the Unlegended Shares, if the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, upon request of a Subscriber, so long as the certificates therefor do not bear a legend and the Subscriber is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Unlegended Shares by crediting the account of Subscriber's prime Broker with DTC through its Deposit Withdrawal Agent Commission system. Such delivery must be made on or before the Unlegended Shares Delivery Date.

               (c) The Company understands that a delay in the delivery of the Unlegended Shares pursuant to Section 4 hereof later than two business days after the Unlegended Shares Delivery Date could result in economic loss to a Subscriber. As compensation to a Subscriber for such loss, the Company agrees to pay late payment fees (as liquidated damages and not as a penalty) to the Subscriber for late delivery of Unlegended Shares in the amount of $100 per business day after the Delivery Date for each $10,000 of purchase price of the Unlegended Shares subject to the delivery default.


                      REGISTRATION RIGHTS AGREEMENT BETWEEN
          ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. AND CERTAIN INVESTORS

If during any 360 day period, the Company fails to deliver Unlegended Shares as required by this Section 4.5 for an aggregate of thirty (30) days, then each Subscriber or assignee holding Securities subject to such default may, at its option, require the Company to redeem all or any portion of the Shares and Warrant Shares subject to such default at a price per share equal to 120% of the Purchase Price of such Common Stock and Warrant Shares ("UNLEGENDED REDEMPTION AMOUNT"). The amount of the aforedescribed liquidated damages that have accrued or paid for the twenty day period prior to the receipt by the Subscriber of the Unlegended Redemption Amount shall be credited against the Unlegended Redemption Amount. The Company shall pay any payments incurred under this Section in immediately available funds upon demand.

               (d) In addition to any other rights available to a Subscriber, if the Company fails to deliver to a Subscriber Unlegended Shares as required pursuant to this Agreement, within seven (7) business days after the Unlegended Shares Delivery Date and the Subscriber purchases (in an open market transaction or otherwise) shares of common stock to deliver in satisfaction of a sale by such Subscriber of the shares of Common Stock which the Subscriber was entitled to receive from the Company (a "BUY- IN"), then the Company shall pay in cash to the Subscriber (in addition to any remedies available to or elected by the Subscriber) the amount by which (A) the Subscriber's total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (B) the aggregate purchase price of the shares of Common Stock delivered to the Company for reissuance as Unlegended Shares, together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if a Subscriber purchases shares of Common Stock having a total purchase price of $10,000 to cover a Buy-In with respect to $10,000 of purchase price of shares of Common Stock delivered to the Company for reissuance as Unlegended Shares, the Company shall be required to pay the Subscriber $1,000, plus interest. The Subscriber shall provide the Company written notice indicating the amounts payable to the Subscriber in respect of the Buy-In.

               (e) In the event a Subscriber shall request delivery of Unlegended Shares as described in Section 4.5(e) and the Company is required to deliver such Unlegended Shares pursuant to Section 4.5(e), the Company may not refuse to deliver Unlegended Shares based on any claim that such Subscriber or any one associated or affiliated with such Subscriber has been engaged in any violation of law, or for any other reason, unless, an injunction or temporary restraining order from a court, on notice, restraining and or enjoining delivery of such Unlegended Shares or exercise of all or part of said Warrant shall have been sought and obtained and the Company has posted a surety bond for the benefit of such Subscriber in the amount of 120% of the amount of the aggregate purchase price of the Common Stock and Warrant Shares which are subject to the injunction or temporary restraining order, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Subscriber to the extent Subscriber obtains judgment in Subscriber's


                      REGISTRATION RIGHTS AGREEMENT BETWEEN
          ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. AND CERTAIN INVESTORS favor.

                                    ARTICLE V

                             UNDERWRITTEN OFFERINGS
                             ----------------------

5.1     INCIDENTAL  UNDERWRITTEN  OFFERINGS. If the Company at any time proposes
        ------------------------------------
to  register any of its securities under the 1933 Act as contemplated by Section
3.1 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in Section 3.1 and subject to the provisions of Section 3.2, use its commercially reasonable best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters.

5.2     PARTICIPATION  IN  UNDERWRITTEN  OFFERINGS.  No  holder  of  Registrable
        -------------------------------------------
Securities may participate in any underwritten offering under Section 3.1 unless such holder of Registrable Securities (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the holders of a majority of Registrable Securities to be included in such underwritten offering and (ii) completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements. Notwithstanding the foregoing, no underwriting agreement (or other agreement in connection with such offering) shall require any holder of Registrable Securities to make a representation or warranty to or agreements with the Company or the underwriters other than representations and warranties contained in a writing furnished by such holder of Registrable
Securities expressly for use in the related registration statement or representations, warranties or agreements regarding such holder of Registrable Securities, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

5.3     PREPARATION;  REASONABLE  INVESTIGATION.  In  connection  with  the
        ----------------------------------------
preparation and filing of each registration statement under the 1933 Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such registration statement, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the 1933 Act.

                                   ARTICLE VI


                      REGISTRATION RIGHTS AGREEMENT BETWEEN
          ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. AND CERTAIN INVESTORS

                                 INDEMNIFICATION
                                 ---------------

6.1     INDEMNIFICATION  BY THE COMPANY. In the event of any registration of any
        --------------------------------
securities of the Company under the 1933 Act, the Company will, and hereby does agree to indemnify and hold harmless the holder of any Registrable Securities covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such holder or any such underwriter within the meaning of the 1933 Act against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the 1933 Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability, (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such holder or underwriter stating that it is for use in the preparation thereof and, provided further that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the 1933 Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the 1933 Act to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or an amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such holder.

6.2     INDEMNIFICATION  BY  THE  INVESTORS.  The  Company  may  require,  as  a
        ------------------------------------
condition to including any Registrable Securities in any registration statement filed pursuant to this


                      REGISTRATION RIGHTS AGREEMENT BETWEEN
          ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. AND CERTAIN INVESTORS

Agreement, that the Company shall have received an undertaking satisfactory to it from the prospective holder of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6.1) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the 1933 Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such holder of Registrable Securities specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such Investor. The indemnification by the Investors shall be limited to the amount they have invested on the Closing Date.

6.3     NOTICES  OF  CLAIMS, ETC. Promptly after receipt by an indemnified party
        -------------------------
of notice of the commencement of any action or proceeding involving a claim referred to in Sections 6.1 and Section 6.2, such indemnified party will, if claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Sections 6.1 and Section 6.2, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

6.4     OTHER  INDEMNIFICATION.  Indemnification  similar  to  that specified in
        -----------------------
Sections 6.1 and Section 6.2 (with appropriate modifications) shall be given by the Company and


                      REGISTRATION RIGHTS AGREEMENT BETWEEN
          ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. AND CERTAIN INVESTORS each holder of Registrable Securities (but only if and to the extent required pursuant to the terms herein) with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the 1933 Act.

6.5     INDEMNIFICATION  PAYMENTS.  The indemnification required by Sections 6.1
        --------------------------
and Section 6.2 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

6.6     CONTRIBUTION.  If  the  indemnification provided for in Sections 6.1 and
        -------------
Section 6.2 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the holder of Registrable Securities or underwriter, as the case may be, on the other from the distribution of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the holder of Registrable Securities or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the holder of Registrable Securities or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company to the purchasers bear to the gain, if any, realized by all selling holders participating in such offering or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of the Company on the one hand and of the holder of Registrable Securities or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the holder of Registrable Securities or by the underwriter and the parties' relative intent, knowledge, access to information supplied by the Company, by the holder of Registrable Securities or by the underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained herein, and in no event shall the obligation of any indemnifying party to contribute under this Section
6.6 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for hereunder had been available under the circumstances.


                      REGISTRATION RIGHTS AGREEMENT BETWEEN
          ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. AND CERTAIN INVESTORS

     The Company and the holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 6.6 were determined by pro rata allocation (even if the holders of Registrable Securities and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth herein, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

     Notwithstanding the provisions of this Section 6.6, no holder of Registrable Securities or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any such holder, the net proceeds received by such holder from the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section ll(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE VII

                                    RULE 144
                                    --------

7.1     RULE 144. The Company shall timely file the reports required to be filed
        ---------
by it under the 1933 Act and the 1934 Act (including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 adopted by the SEC under the 1933 Act) and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, will, upon the request of any holder of Registrable Securities, make publicly available other information) and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (a) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with the requirements of this Section 7.1.

                                  ARTICLE VIII

                                  MISCELLANEOUS
                                  -------------


                      REGISTRATION RIGHTS AGREEMENT BETWEEN
          ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. AND CERTAIN INVESTORS

8.1     AMENDMENTS  AND  WAIVERS.  This Agreement may be amended and the Company
        -------------------------
may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of the sum of the 51% or more of the shares of (i) Registrable Securities issued at such time, plus (ii) Registrable Securities issuable upon exercise or conversion of the Securities then constituting derivative securities (if such Securities were not fully exchanged or converted in full as of the date such consent if sought). Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this
Section 8.1, whether or not such Registrable Securities shall have been marked to indicate such consent.

8.2     NOMINEES  FOR  BENEFICIAL  OWNERS.  In  the  event  that any Registrable
        ----------------------------------
Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number of percentage of shares of Registrable Securities held by a holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership or such Registrable Securities.

8.3     NOTICES.  Except  as  otherwise provided in this Agreement, all notices,
        -------
requests and other communications to any Person provided for hereunder shall be in writing and shall be given to such Person (a) in the case of a party hereto other than the Company, addressed to such party in the manner set forth in the Note Purchase Agreement or at such other address as such party shall have furnished to the Company in writing, or (b) in the case of any other holder of Registrable Securities, at the address that such holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Registrable Securities who has furnished an address to the Company, or (c) in the case of the Company, at the address set forth on the signature page hereto, to the attention of its President, or at such other address, or to the attention of such other officer, as the Company shall have furnished to each holder of Registrable Securities at the time outstanding. Each such notice, request or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mail with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means (including, without limitation, by fax or air courier), when delivered at the address specified above, provided that any such notice, request or communication shall not be effective until received.

8.4     ASSIGNMENT.  This  Agreement  shall  be  binding  upon  and inure to the
        -----------
benefit of and be enforceable by the parties hereto. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the


                      REGISTRATION RIGHTS AGREEMENT BETWEEN
          ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. AND CERTAIN INVESTORS benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any Registrable Securities. Each of the Holders of the Registrable Securities agrees, by accepting any portion of the Registrable Securities after the date hereof, to the provisions of this Agreement including, without limitation, appointment of the Investors' Representative to act on behalf of such Holder pursuant to the terms hereof which such actions shall be made in the good faith discretion of the Investors' Representative and be binding on all persons for all purposes.

8.5     DESCRIPTIVE HEADINGS.   The descriptive headings of the several sections
        ---------------------
and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

8.6     GOVERNING  LAW.   This  Agreement shall be governed by, and construed in
        ---------------
accordance with, the laws of the State of New York, without giving effect to applicable principles of conflicts of law.

8.7     JURISDICTION.  This  Agreement  shall  be  exclusively  governed  by and
        -------------
construed in accordance with the laws of the State of Ohio. If any action is brought among the parties with respect to this Agreement or otherwise, by way of a claim or counterclaim, the parties agree that in any such action, and on all issues, the parties irrevocably waive their right to a trial by jury. Exclusive jurisdiction and venue for any such action shall be the State Courts of Ohio. In the event suit or action is brought by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys fees to be fixed by the arbitrator, trial court, and/or appellate court.

8.8     ENTIRE  AGREEMENT.  This  Agreement  embodies  the  entire agreement and
        ------------------
understanding between the Company and each other party hereto relating to the subject matter hereof and supercedes all prior agreements and understandings relating to such subject matter.

8.9     SEVERABILITY.  If any provision of this Agreement, or the application of
        -------------
such provisions to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

8.10     BINDING  EFFECT.   All  the  terms  and  provisions  of  this Agreement
         ----------------
whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and assignees.

8.11     PREPARATION OF AGREEMENT.    This Agreement shall not be construed more
         -------------------------
strongly against any party regardless of who is responsible for its preparation. The parties acknowledge each contributed and is equally responsible for its preparation.


                      REGISTRATION RIGHTS AGREEMENT BETWEEN
          ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. AND CERTAIN INVESTORS

8.12     FAILURE  OR  INDULGENCE  NOT WAIVER; REMEDIES CUMULATIVE. No failure or
         ---------------------------------------------------------
delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall nay single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

8.13     COUNTERPARTS.   This  Agreement  may  be  executed  in  one  or  more
         -------------
counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

                         [SIGNATURES ON FOLLOWING PAGE]




                      REGISTRATION RIGHTS AGREEMENT BETWEEN
          ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. AND CERTAIN INVESTORS

          IN WITNESS WHEREOF, the Investors and the Company have as of the date first written above executed this Agreement.


ENTECH ENVIRONMENTAL TECHNOLOGIES, INC.


/s/ Burr Northrop
------------------------

By: Burr Northrop
    --------------------
Title: President
       -----------------


                                    INVESTORS


/s/ Andrew Barron Worden
----------------------------------
Andrew Barron Worden
--------------------
President, General Partner of
Barron Partners LP
------------------
730 Fifth Avenue, 9th Floor
---------------------------
New York NY 10019
-----------------




------------------------------------        ------------------------------------
Print Name:                                 Print Name:
Entity (if appropriate):                    Entity(if appropriate):
                        ------------                               -------------

------------------------------------        ------------------------------------
Title: (if appropriate):                    Title: (if appropriate):
                        ------------                                ------------



------------------------------------        ------------------------------------
Print Name:                                 Print Name:
Entity (if appropriate):                    Entity(if appropriate):
                        ------------                               -------------

------------------------------------        ------------------------------------
Title: (if appropriate):                    Title: (if appropriate):
                        ------------                                ------------


                      REGISTRATION RIGHTS AGREEMENT BETWEEN
          ENTECH ENVIRONMENTAL TECHNOLOGIES, INC. AND CERTAIN INVESTORS